Exhibit 99.1

2015 Annual Stockholders’ Meeting - June 4, 2015 - 10:00 am CT

1

 Disclaimer

2

 Risk Factors

3

 Forward-Looking Statements

4

 Table of Contents

5

 Agenda

6

 Directors and Executive Officers

7

 Introducing - Mitchell A. Sabshon - Chief Executive Officer

8

 Management Update

9

 Investment Strategy

10

 Retail Market Overview

11

 Capturing Value Through NOI Growth

12

 Introducing - JoAnn M. McGuinness - President & Chief Operating Officer

13

 Portfolio Overview

14

 Portfolio Overview Continued

15

 Portfolio Overview Continued

16

 Acquisitions

17

 Acquisition Highlight - Yorkville Marketplace - Yorkville, Illinois

18

 Acquisition Highlight - White City Shopping Center - Shrewsbury, Massachusetts

19

 Acquisition Highlight - Treasure Valley Crossing - Nampa, Idaho

20

 Introducing - David Z. Lichterman - Vice President, Chief Accounting Officer & Treasurer

21

 Consolidated Financial Highlights

22

 Mortgages and Notes Payable

23

 Thank you. Questions? - Closing

24

Inland Real Estate Income Trust, Inc.

2015 Annual Stockholders' Meeting

June 4, 2015 • 10:00am CT

inland-investments.com

Disclaimer

Inland Real Estate Income Trust, Inc.

inland-investments.com

This presentation must be preceded or accompanied by a prospectus, as supplemented, in order to understand fully all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus, as supplemented, must be made available to you in connection with this offering. This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus, as supplemented, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Past performance is not a guarantee of future results. When making an investment decision in Inland Real Estate Income Trust, Inc. (“Inland Income Trust”), investors should not rely on past performance of the real estate investment trusts (“REITs”) or real estate programs sponsored by Inland Real Estate Investment Corporation (“Inland Investments”). An investment in Inland Income Trust will not entitle an investor to ownership in any other REIT or investment program sponsored by Inland Investments. Inland Income Trust is a part of The Inland Real Estate Group of Companies, Inc.

The companies depicted in the logos in this presentation are tenants of Inland Income Trust. The companies depicted in the photographs and logos in this presentation may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, dealer manager for Inland Income Trust. Inland Securities Corporation, member FINRA/SIPC.

Date First Published: 6.4.15 Current Publication Date: 6.4.15

Risk Factors

Inland Real Estate Income Trust, Inc.

inland-investments.com

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and you may lose some or all of your investment. Please consult the "Risk Factors" and "Conflicts of Interest" sections of the prospectus, as supplemented, for a more detailed discussion. Material risks of an investment in Inland Income Trust's common stock include, but are not limited to, the following:

- No public market currently exists, and one may never exist, for Inland Income Trust's shares. Inland Income Trust's board does not have any current plans to list Inland Income Trust's shares or pursue any other liquidity event, and Inland Income Trust cannot guarantee that a liquidity event will occur.
- The offering price is not indicative of the price at which you may be able to sell your shares, and is not based on the book value or net asset value of Inland Income Trust's current or expected investments or Inland Income Trust's current or expected cash flow.
- Inland Income Trust cannot guarantee that it will continue to pay distributions.
- Inland Income Trust has paid and may continue to pay distributions from sources other than cash flow from operations, including borrowings and net offering proceeds, and Inland Income Trust has not limited its use of any of these other sources. Payments of distributions using offering or financing proceeds will reduce the amount of proceeds Inland Income Trust ultimately invests in real estate assets.
- The number of real estate assets Inland Income Trust acquires will depend on the net proceeds raised in the offering.
- Inland Income Trust may fail to continue to qualify as a REIT and is subject to all of the business risks and uncertainties associated with any new business. If Inland Income Trust fails to continue to qualify as a REIT, it will be required to pay federal, state and local taxes, thereby reducing the cash available for distribution to stockholders.
- Inland Income Trust does not have employees and relies on its business manager and real estate managers to manage its business and assets.
- Persons performing services for Inland Income Trust's business manager are employed by Inland Investments or its affiliates and face competing demands for their time and service.
- Inland Income Trust does not have arm's length agreements with its business manager, real estate managers or other affiliates of its sponsor.
- Inland Income Trust pays significant fees to its business manager, real estate managers and other affiliates of Inland Investments, which may affect the amount of income stockholders earn on their investment in Inland Income Trust's common stock.
- This is a "blind pool" offering because Inland Income Trust has not identified all of the specific real estate assets that it will acquire with the net proceeds raised in this offering.
- On acquiring shares, you will experience dilution in the net tangible book value of your shares.
- Inland Income Trust may borrow up to 300% of its net assets, equivalent to 75% of the cost of its assets, and principal and interest payments on its borrowings will reduce the funds available for other purposes, including distributions to stockholders.
- There are limits on the ownership and transferability of Inland Income Trust's shares.

Forward-Looking Statements

Inland Real Estate Income Trust, Inc.

inland-investments.com

In addition to historical information, this presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

Table of Contents

Agenda

Inland Real Estate Income Trust, Inc.

inland-investments.com

1. **Call to Order and Opening Remarks:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
2. **Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation:** Cathleen M. Hrtanek, Secretary, Inland Real Estate Income Trust, Inc.
3. **Proxy Vote:** Daniel L. Goodwin, Chairman, Inland Real Estate Income Trust, Inc.
4. **Management Update:** Mitchell Sabshon, Chief Executive Officer, Inland Real Estate Income Trust, Inc.
5. **Investment Strategy and Retail Market Overview:** Mitchell Sabshon, Chief Executive Officer, Inland Real Estate Income Trust, Inc.
6. **Portfolio Overview:** JoAnn McGuinness, President and Chief Operating Officer
7. **Acquisitions Update:** JoAnn McGuinness, President and Chief Operating Officer
8. **Financial Highlights:** David Lichterman, Vice President, Chief Accounting Officer & Treasurer
9. **Report of the Vote:** Kevin Kelly, Inspector of Elections, Morrow & CO LLC
   - Election of Directors
   - Ratify selection of KPMG LLP
10. **Closing Remarks:** Mitchell Sabshon, Chief Executive Officer, Inland Real Estate Income Trust, Inc.

Directors and Executive Officers

Inland Real Estate Income Trust, Inc.

inland-investments.com



Lee A. Daniels
Independent Director



Stephen L. Davis
Independent Director



Gwen Henry
Independent Director



Bernard J. Michael
Independent Director



Daniel L. Goodwin
Director and Chairman of the Board



Mitchell A. Sabshon
Director and Chief Executive Officer



JoAnn M. McGuinness
Director, President and Chief Operating Officer



David Z. Lichterman
Vice President, Treasurer and Chief Accounting Officer



Catherine L. Lynch
Chief Financial Officer



Roberta S. Matlin
Vice President



Cathleen M. Hrtanek
Secretary

Mitchell A. Sabshon

Chief Executive Officer

Management Update

Inland Real Estate Income Trust, Inc.

inland-investments.com

Inland Income Trust is closing

October 16, 2015


Cumulative Inland Income Trust Capital Raise at Month End (through May 31, 2015)
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
10/2011
01/2012
04/2012
07/2012
10/2012
01/2013
04/2013
07/2013
10/2013
01/2014
04/2014
07/2014
10/2014
01/2015
04/2015

Investment Strategy

Inland Real Estate Income Trust, Inc.

inland-investments.com

Inland Income Trust is focused on acquiring multi-tenant, necessity-based shopping centers.

Multi-tenant, necessity-based shopping centers combine the attractive characteristics of all retail


SHOP

Single Tenant NNN

Long-term leases are often referred to as a bond-like investment because they provide a relatively stable income stream from a credit tenant with little or no ability to increase rents.

Key Attributes:

- Credit-worthy tenant
- Long-term lease (NNN)


SHOP
SHOP

Unanchored Strip Center

In favorable market conditions, shorter-term leases can be re-leased at increased rental rates, which increases the property's net operating income and, as a result, its value.

Shorter-term leases can act as a potential inflation hedge, since landlords have the opportunity to renegotiate rents every few years, which allows them to raise rents to keep pace with inflation.

Key Attributes:

- Shorter-term leases can facilitate more frequent rent increases


MALL

Regional Mall

Combines a variety of lease terms and structures from many different tenants at one property.

Key Attributes:

- Steady traffic
- Social shopping experience


ANCHOR
ANCHOR
SHOP
SHOP

Multi-tenant Anchored Shopping Center

Key Attributes:

- Long-term anchor tenant (credit-worthy tenant) lease = **stability**
- Shorter-term smaller tenant leases can allow rental increases = **growth**
- Steady Traffic
- Social shopping experience

Combines the best features of all retail, providing **stability** and **growth.**

Retail Market Overview

Inland Real Estate Income Trust, Inc.

inland-investments.com

- Economic growth slowed in Q1 2015, but several reasons for optimism remain:
  - Jobs are a bright spot: Unemployment at 5.4% - the lowest level in 7 years
  - Corporate profits up 9% in Q1 over a year ago
  - Forecasters' project economic growth between 2% and 3% in Q2
- Retail fundamentals remain strong


PETSMART
GROOMING

Green Tree Shopping Center

Katy, Texas

Capturing Value Through NOI Growth

Not all retail is the same. Shorter lease terms capture net operating income ("NOI") growth.

Forecasted NOI Growth Rates, Multi-Tenant Retail

*Source: Green Street Advisors
**Source: Congressional Budget Office


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	2015	2016	2017	2018
Multi-Tenant Retail NOI Growth*	3.50%	3.20%	3.10%	2.70%
CPI Forecast**	2.00%	2.10%	2.20%	2.40%

JoAnn M. McGuinness

President &
Chief Operating Officer

Portfolio Overview

Inland Real Estate Income Trust, Inc.

inland-investments.com

As of March 31, 2015	
Total Number of Properties:	42
Total Square Feet:	3,808,668
Economic Occupancy:	96.2%
Physical Occupancy:	95.1%
Number of Tenants:	401
Annualized Distribution Rate:	6.0%


T·J·maxx

Prattville Town Center

Prattville, Alabama

The 6.0% annualized distribution rate is based on a $10 share price, is payable monthly and is not guaranteed and may be modified at any time. **As of March 31, 2015, approximately 37% of the distributions paid to stockholders of record since inception (10/18/2012) were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital), and approximately 63% were paid from cash flow from operations (may be return of capital) and sponsor contributions.** When Inland Income Trust makes cash distributions using offering or financing proceeds, it will have less proceeds to invest in properties, and this may lower its overall return potential.

Portfolio Overview Continued
(as of March 31, 2015)

Top Tenants	Number of Leases	% of ABR*	Credit Rating**
Pick 'n Save/Roundy's/Copps	3	6.3%	B-
T.J.Maxx/HomeGoods/Marshalls	9	4.5%	A+
PetSmart	7	4.1%	B+
Dick's Sporting Goods	3	3.7%	NR
Sports Authority	3	3.5%	NR

*Annualized Base Rent **Standard and Poors'

Portfolio Overview Continued
(as of March 31, 2015)


WI
CT
NE
UT
MO
KY
VA
NC
TN
AR
MS
AL
GA
TX
LA
FL

No Assets | 1-5% | 5.01-10% | 10.01% or Greater

Acquisitions

Inland Real Estate Income Trust, Inc.

inland-investments.com

Property Name & Location	Tenants Include	Transaction Date	Purchase Price	Square Feet
Shoppes at Market Pointe | Papillion, NE	Kohl's, Lowe's	5/27/2015	$27,400,000	253,903
Yorkville Marketplace | Yorkville, IL	Jewel-Osco, OfficeMax	4/28/2015	$24,500,000	111,591
Treasure Valley Crossing | Nampa, ID	Dick's Sporting Goods, PetSmart, Hobby Lobby	4/21/2015	$15,200,000	112,259
White City Shopping Center | Shrewsbury, MA	Shaw's Supermarket	4/8/2015	$96,750,000	257,080
Frisco Marketplace | Frisco, TX	Kohl's	3/31/2015 & 4/1/2015	$11,040,000	112,024
Eastside Junction | Athens, AL	Publix, Pet Depot	3/16/2015	$12,277,570	79,700
Fairgrounds Crossing | Hot Springs, AR	Bed Bath & Beyond, Michaels, Dick's Sporting Goods, Best Buy	3/16/2015	$29,196,970	155,127
Prattville Town Center | Prattville, AL	Ross Dress for Less, T.J.Maxx, Office Depot, PetSmart	3/16/2015	$33,328,788	168,842
Regal Court | Shreveport, LA	Kohl's, Dick's Sporting Goods, Party City, JCP	3/16/2015	$50,363,636	363,174
The Shops at Hawk Ridge | Lake St. Louis, MO	Sports Authority, T.J.Maxx	3/16/2015	$12,721,273	75,951
Walgreens Plaza | Jacksonville, NC	Walgreens, L-3 Communications	3/16/2015	$13,662,883	42,219
Whispering Ridge | Omaha, NE	Sports Authority, PetSmart	3/16/2015	$15,802,933	69,676
Green Tree Shopping Center | Katy, TX	T.J.Maxx, PetSmart, Office Depot, Party City	3/13/2015	$26,244,094	147,658
Plaza at Prairie Ridge | Pleasant Prairie, WI	U.S. Cellular, Batteries + Bulbs	2/19/2015	$3,400,000	9,035
The Shoppes at Lake Park | West Valley City, UT	Ross Dress for Less, Famous Footwear	1/29/2015	$11,584,000	52,997

Acquisition Highlight

Inland Real Estate Income Trust, Inc.

inland-investments.com

Yorkville Marketplace **Yorkville, Illinois**	
Transaction Date:	April 28, 2015
Transaction Price:	$24.5 million
Leasable Area:	111,591 Square Feet
Portfolio Sector	Retail
Tenants:	• Jewel-Osco • Office Max • Panera Bread • AT&T • Starbucks



PHARMACY
Jewel Osco

Yorkville Marketplace

Yorkville, Illinois

Acquisition Highlight

inland-investments.com

White City Shopping Center Shrewsbury, Massachusetts	
Transaction Date:	April 8, 2015
Transaction Price:	$96.75 million
Leasable Area:	257,080 Square Feet
Portfolio Sector	Retail
Tenants:	▪ Shaw's Supermarket ▪ Petco ▪ Dress Barn ▪ Planet Fitness


shaw's
Osco

White City
Shopping Center
Shrewsbury, Massachusetts

Acquisition Highlight

inland-investments.com

Treasure Valley Crossing Nampa, Idaho	
Transaction Date:	April 21, 2015
Transaction Price:	$15.2 million
Leasable Area:	112,259 Square Feet
Portfolio Sector	Retail
Tenants:	▪ Dick's Sporting Goods ▪ PetSmart ▪ Hobby Lobby


DICK'S
SPORTING GOODS

Treasure Valley Crossing

Nampa, Idaho

David Z. Lichterman

Vice President, Chief Accounting Officer & Treasurer

Consolidated Financial Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

	March 31, 2015	March 31,2014
Total Assets:	$784,177,989	$134,074,452
Stockholders' Equity:	$499,429,055	$87,344,426
Distributions Paid:	$9,750,054	$1,077,319
Cash Flow provided by Operations:	$6,470,356	$421,102
GAAP Net Loss:	$622,615	$564,159
Funds from Operations ("FFO")(1):	$4,429,225	$123,004
Modified Funds from Operations ("MFFO")(2):	$5,213,824	$792,630

For the three months ended March 31, 2015, approximately 0% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital), 34% from Sponsor contributions and approximately 66% were paid from cash flow from operations (may be return of capital). For the three months ended March 31, 2014, approximately 61% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital), 0% from Sponsor contributions and approximately 39% were paid from cash flow from operations (may be return of capital). When Inland Income Trust makes cash distributions using offering or financing proceeds it will have less proceeds to invest in properties and this may lower its overall return potential.

Inland Real Estate Income Trust, Inc. First Quarter FFO and MFFO we've calculated on page 46 of the Form 10-Q for the quarter ended March 31, 2015 as follows:

		3 months ended March 31, 2015	3 months ended March 31, 2014
	GAAP Net loss	(622,615)	(564,159)
Add:	Depreciation and amortization related to investment properties	5,051,840	687,163
	Funds from operations (FFO)	4,429,225	123,004
Add:	Acquisition related costs	1,236,846	678,204
	Unrealized loss from interest rate swap	(69,904)	39,213
Less:	Amortization of acquired market lease intangibles, net	(187,262)	(2,265)
	Straight-line rental income	(195,081)	(45,526)
	Modified funds from operations (MFFO)	5,213,824	792,630

1 – **Funds from Operations ("FFO"):** A widely accepted and reported supplemental measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income computed in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

2 - **Modified Funds from Operations ("MFFO"):** An industry accepted and reported supplemental measure of publicly registered non-listed REIT's operating performance. As defined by Investment Program Association, an industry trade group, MFFO is equal to a REIT's FFO, further adjusted for the following items, as applicable, included in the determination of U.S. GAAP net income: acquisition fees and expenses; amounts relating to deferred rent receivables and amortization of above and below market lease assets and liabilities, accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures.

Mortgages and Notes Payable

Inland Real Estate Income Trust, Inc.

inland-investments.com

	March 31, 2015	March 31, 2014
Mortgages Payable (excludes unamortized fair value adjustment related to assumed debt):	$232,535,624	$38,055,344
Ratio of Total Mortgage Loans to Total Assets:	30%	28%
Annual Weighted Average Interest Rate on Mortgage Loans:	3.50%	2.86%



Scheduled Maturities of Mortgages and Notes Payable
As of March 31, 2015
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
2015
2016
2017
2018
2019
Thereafter

Thank you.
Questions?